CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use of our Report dated January 7, 1999 on the 1998 financial statements of Lexington Corporate Leaders Trust Fund in
Post-Effective Amendment No. 39 to the Registration Statement on Form S-6 as filed with the Securities and Exchange Commission.





                                        McGladrey & Pullen, LLP







New York, New York
April 26, 2000